This presentation may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the Safe Harbor Provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provision. Forward- looking statements can be identified by the use of words such as “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect” and words of similar meaning. These forward- looking statements include, but are not limited to: • statements of our goals, intentions and expectations; • statements regarding our business plans, prospects, growth and operating strategies; • statements regarding the asset quality of our loan and investment portfolios; and • estimates of our risks and future costs and benefits. These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: • general economic conditions, either nationally or in our market areas, that are worse than expected; • competition among depository and other financial institutions FORWARD-LOOKING STATEMENT • changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; • adverse changes in the securities markets; • changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements; • our ability to enter new markets successfully and capitalize on growth opportunities; • our ability to successfully integrate acquired entities; • our incurring higher than expected loan charge-offs with respect to assets acquired in FDIC-assisted acquisitions; • changes in consumer spending, borrowing and savings habits; • changes in accounting policies and practices, as may be adopted by the bank regulatory agencies and the Financial Accounting Standards Board; and • changes in our organization, compensation and benefit plans. Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date of this presentation. Except as required by applicable law or regulation, we do not undertake, and specifically disclaim any obligation to update any forward-looking statements that may be made from time to time by or on behalf of the Company. Please see “Risk Factors” beginning on page 19 of the Company’s Prospectus dated February 11, 2013. 2

NASDAQ: CHFN Recent Price1 (04/25/2016): $13.22 Shares Outstanding (03/31/2016): 15.0 Million Market Capitalization2: $198.6 Million Price/Tangible Book Value3: 102.56% Dividend Yield: 1.51% Total Assets (03/31/2016): $1.1 Billion 1 - Source: Bloomberg 2 - Based on April 22, 2016 closing market price and March 31, 2016 shares outstanding. 3 - Based on April 22, 2016 closing market price, March 31, 2016 shares outstanding and March 31, 2016 tangible book value. MARKET PROFILE 3

• Founded in 1954 in West Point, Georgia • Acquired Community Bank of the South with four Metro Atlanta branches on April 15, 2016 • Organic and acquisitive growth • Approximately 323 FTE’s servicing over 51,000 checking accounts • 19 Branches in Atlanta, Auburn/Columbus, Pensacola Combined Statistical Areas (“CSA”) CORPORATE PROFILE MARCH 31, 2016 Total Assets: $1.1 Billion Total Net Loans: $701.4 Million Total Deposits: $791.7 Million Total Capital: $198.0 Million 4

OVERVIEW OF MANAGEMENT TEAM

TOP EXECUTIVES

NAME	POSITION	(Banking/CharterBank) EXPERIENCE
ROBERT L. JOHNSON	CHAIRMAN,PRESIDENT & CEO	34/32
LEE WASHAM	PRESIDENT, CHARTERBANK	32/16
CURTIS R. KOLLAR	SENIOR VP & CFO	29/25

- Focus on growing Atlanta presence
- Conservative credit
- M&A experience … 6 transactions both assisted & unassisted
- Transformed balance sheet from traditional Thrift to Commercial Bank

5

Charter Financial CORPORATION

Strong growth and lending opportunities in Greater Atlanta Most of our markets have significant manufacturing, university or military influences Auto industry is strong on I-85 corridor Active regional M&A market MARKET CONDITIONS 6

RECENT ACCOMPLISHMENTS • Atlanta Expansion • Acquisition of Community Bank of the South (“CBS”) • Lift-out of seasoned Buckhead team • EPS growth • Excellent credit quality - nonperforming assets 0.46% of assets • Accretive share repurchases 7

Source: SNL Financial • CHFN’s current Atlanta MSA deposit base will more than double to approximately $518 million, which rank it 9th among community banks with less than $10.0 billion assets • Buckhead branch opening late summer • CHFN’s loan portfolio and deposits in the Atlanta CSA now exceed 60% 8 INCREASE POSITIONING IN ATLANTA METRO MARKET

CBS TRANSACTION HIGHLIGHTS 9 Pricing Summary Overview as of December 31, 2015 Aggregate Deal Value: $58.8 million Founded: 1999 Price Per Share: $20.50 Headquarters: Smyrna, GA Price / Normalized LTM Earnings: 13.0x Consolidated TCE: $38 million Price / 2017E Earnings: 11.9x FY 2015 ROA2: 2.03% Price / Tangible Book: 200.8% NPAs / Assets: 1.07% Consideration Mix: 100% Cash Date Closed: April 15, 2016 Conversion Date: July 2016 Transaction Benefits • Strongly accretive to EPS1 • Over $300 million in both deposits and loans in the desirable Cobb County / Atlanta market • Proven lending team • Opportunity for earnings accretion from: • Market growth • Retail synergy • Community bank market consolidation 1 – Excludes one-time costs 2 – No tax expense included - CBS a Subchapter S-Corporation

CAPITAL LEVERAGE OPPORTUNITIES • Bank pro forma Tier 1 Common Equity of 13.68% • Organic growth • Metro markets lender lift-outs • Whole bank and branch acquisitions • Continued dividends and gauged stock repurchases 10

Reduced outstanding shares by approximately 34% EFFECTIVE STOCK BUYBACKS 11 10.00 10.50 11.00 11.50 12.00 12.50 13.00 13.50 14 15 16 17 18 19 20 21 22 23 24 $ Dollars M i l l i o n s M i l l i o n s M i l l i o n s M i l l i o n s Shares Outstanding Tangible Book Value per Share Stock Price

FINANCIAL INFORMATION 12

Total Loans, Net Tangible Common Equity/Total Assets Net Income $6.8 million Fully Diluted EPS1 $0.44 Loan Loss Reserves $9.9 million • ALL as a % of Nonperforming Loans – 458.13% • ALL as a % of Total Loans – 1.38% • Continued advances in core profitability • $3.6 million excluding tax effected loan recovery Nonperforming Assets / Assets 0.46% • Superior asset quality 18.42% $701.4 million • 6.9% loan growth LTM 1 - Diluted net income per share for the six months ended March 31, 2016 was computed by dividing net income by weighted average shares outstanding plus potential common shares resulting from dilutive stock options and unvested restricted shares, determined using the treasury stock method. • Up from prior FY YTD of $0.27 • No negative provision • Repurchased 1,001,276 shares • Bank Pro Forma Tier 1 Common Equity of 13.68% at CBS closing Basic EPS $0.46 FISCAL 2016 YTD (6 Months) RESULTS AND DEVELOPMENTS 13 ROA 1.33%

Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. 1 - Core deposits consist of transaction accounts, money market accounts, and savings accounts 2 - Second step conversion and reorganization resulted in $142.9 million in gross offering proceeds. 3 - Pro Forma based on December 31, 2015 actuals. BALANCE SHEET HIGHLIGHTS 14 ($ Million) 2013 2014 2015 Q2 2016 Pro Forma3 Total Assets $1,089,406 $1,010,361 $1,027,079 $1,051,281 $1,341,623 Loans, net 579,854 606,367 714,761 701,399 976,848 Securities 215,118 188,743 184,404 172,197 199,675 Total Liabilities $815,628 $785,406 $822,149 $853,251 $1,143,256 Retail Deposits 745,900 717,192 703,278 761,092 1,043,092 Core1 475,426 486,248 505,154 554,260 711,301 Time 270,475 230,944 198,124 206,832 331,791 Total Borrowings 60,000 55,000 62,000 50,000 50,000 Total Equity $273,778 2 $224,955 $204,931 $198,031 $198,368

32.1% Note: Core Deposits = Transaction, Savings & Money Market Accounts ($ Million) CORE DEPOSIT GROWTH 15 $0 $200 $400 $600 $800 $1,000 $1,200 Core Deposits Retail CD's Wholesale Funding 55% 21% 24% 46% 25% 29%19% 48% 27% 25% 26% 30% 44% 30% 41% 29% 43% 13% 44% $710 $703 $1,021 $825 $1,035 $881 11% 37% 52% $811 8% 59% 33% $702 $687 17% 64% $801 12% 25% 63% $772 7% 30% 63% 66% $842 9% 25% $1,124 7% 30% 63% * Pro Forma based on December 31, 2015 actuals

AT MARCH 31, 2016 Average cost of deposits for the three months ended March 31, 2016: 0.42% Note: Core Deposits = Transaction, Savings & Money Market Accounts DEPOSIT MIX 16 Time Deposits (Excluding Wholesale Deposits) 26% Savings & Money Market 25% Transaction Accounts 45% Wholesale Time Deposits 4% Excludes CBS Deposits

Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. [1] Due to the early termination of the FDIC loss share agreements in the fourth quarter of fiscal 2015, ratios for the six months ended March 31, 2016, include all previously covered assets with the exception of FAS ASC 310-30 loans that are excluded from nonperforming loans due to the ongoing recognition of accretion income established at the time of acquisition. Ratios for periods prior to September 30, 2015, represent non- covered data only. LOAN MIX AT MARCH 31, 2016 1-4 Family 27% Comm RE - Owner Occupied 13% Comm RE - Non Owner Occupied Other 34% Comm RE - Hotels 5% Comm RE Multifamily 3% Commercial & Industrial 6% Consumer & Other 10% Real Estate Construction 2% Asset quality ratios[1]: At 2012 2013 2014 2015 3/31/16 NPAs / Total Assets (%) 0.69% 0.49% 0.65% 0.73% 0.46% NCOs / Average Loans (%) 0.86% 0.32% 0.08% -0.17% -0.21% ALLL Loans / NPLs (x) 2.38x 2.80x 2.00x 2.30x 4.58x Allowance / Total Loans (%) 1.87% 1.70% 1.55% 1.30% 1.38% Excludes CBS Loans

$552.5 $564.3 $579.9 $576.6 $572.0 $582.4 $606.4 $627.7 $656.2 $672.8 $714.8 $679.9 $701.4 $976.8 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 $900.0 $1,000.0 $1,100.0 ($ Million) NET LOANS OUTSTANDING TREND 18 * Pro Forma based on December 31, 2015 actuals

Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. * $3.6 million nonrecurring recoveries on loans that were previously covered by loss share agreements with the FDIC included in Non Interest Income but not annualized * $0.7 million CBS deal costs through March 31, 2016 included in Non Interest Expense but not annualized INCOME STATEMENT HIGHLIGHTS 19 YTD 2016 ($ Million) 2012 2013 2014 2015 Annualized* Net Interest Income $37,512 $35,275 $29,918 $32,880 $35,743 Provision for Loan Losses $4,501 $1,489 ($712) $0 $0 Non-Interest Income $12,912 $11,653 $14,277 $12,329 $19,062 Non-Interest Expense $40,305 $36,314 $36,210 $36,832 $37,294 Income Tax Expense $639 $2,869 $2,742 $2,805 $5,949 Net Income $4,979 $6,256 $5,955 $5,572 $11,562

5.38% 5.35% 4.61% 3.83% 4.23% 4.56% 4.26% 1.85% 1.23% 0.95% 0.81% 0.74% 0.71% 0.70% 3.59% 4.17% 3.82% 3.22% 3.67% 4.03% 3.72% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 Q1 2016 Q2 2016 Yield on Interest Earning Assets Cost of Interest Bearing Liabilities Net Interest Margin Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. 20 NET INTEREST MARGIN TRENDS 3.31% 3.21% 3.37% 3.51% 3.36% 2.00% 2.20% 2.40% 2.60% 2.80% 3.00% 3.20% 3.40% 3.60% Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Net Interest Margin Excluding the effects of Purchase Accounting

($ Million) *Adjusted for purchase accounting accretion and amortization; loss share buyout; and recoveries on purchased loans 21 OPERATING LEVERAGE $39.9 $38.0 $41.3 $44.1 $23.6 101% 96% 88% 83% 81% 80% 77% 82% 81% 65% 30% 40% 50% 60% 70% 80% 90% 100% 110% 120% 130% 140% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 FY 2012 FY 2013 FY 2014 FY 2015 YTD 2016 Adjusted Net Operating Revenue* Adjusted Efficiency Ratio* Efficiency Ratio $20 $25 $30 $35 $40 $45 $50 $55 $60 FY 2012 FY 2013 FY 2014 FY 2015 YTD 2016 Annualized Net Operating Revenue Adjusted Net Operating Revenue* G&A Expenses Core revenue increasing while operating costs relatively stable

Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. ($ Million) 22 NONINTEREST EXPENSE $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 FY 2012 FY 2013 FY 2014 FY 2015 YTD 2016 Annualized* Marketing Professional Services Occupancy & Furn. and Equip. Other Salaries and Benefits $37.3 $40.3 $36.3 22.4% 17.9% 50.8%48.0% 21.7% 21.6% 54.6% 14.1% 22.7% $36.2 56.3% 12.3% 23.3% $36.8 23.2% 56.2% 13.3% * Includes CBS deal cost but not annualized

CBS acquisition accelerates transition to trading on earnings Accelerating growth in the Atlanta market Favorable credit quality, robust capital position & profitable Existing capital and infrastructure support larger balance sheet Track record of returns to shareholders with annualized total return since: 2013 stock conversion of 12% 2010 stock offering of 15% 23 INVESTMENT MERITS

INVESTOR CONTACTS 1233 O. G. Skinner Drive West Point, Georgia 31833 1-800-763-4444 www.charterbk.com 24 Robert L. Johnson Chairman and Chief Executive Officer bjohnson@charterbank.net (706) 645-3249 Lee W. Washam President lwasham@charterbank.net (706) 645-3630 Curtis R. Kollar Senior Vice President and Chief Financial Officer ckollar@charterbank.net (706) 645-3237

25 APPENDIX

NET PORTFOLIO VALUE At March 31, 2016 26 (1) Assumes an instantaneous uniform change in interest rates at all maturities. (2) NPV is the difference between the present value of an institution's assets and liabilities. (3) Present value of assets represents the discounted present value of incoming cash flows on interest-earning assets. (4) NPV ratio represents NPV divided by the present value of assets. __________________________________ Change in Interest Rates (bp) (1) Estimated NPV (2) Estimated  Increase (Decrease) in NPV Percentage  Change in NPV NPV Ratio as a Percent of Present Value of Assets (3)(4) Increase (Decrease) in NPV Ratio as a Percent of Present Value of Assets (3)(4) (dollars in thousands) 300 $217,066 ($4,272) (1.9%) 21.8% 0.7% 200 $218,834 ($2,504) (1.1%) 21.6% 0.5% 100 $220,273 ($1,065) (0.5%) 21.3% 0.2% — $221,338 — — 21.1% — (100) $212,097 ($9,241) (4.2%) 19.9% (1.2%)